UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 26, 2006 (July 26, 2006)


                                  Symbion, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                   000-50574                 62-1625480
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification Number)


                      40 Burton Hills Boulevard, Suite 500
                           Nashville, Tennessee 37215
               (Address of principal executive offices) (Zip Code)

                                 (615) 234-5900
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition.

               On July 26, 2006, Symbion, Inc. issued a press release announcing its results for the second quarter and six months ended June 30, 2006. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01      Financial Statements and Exhibits.

               (d)  Exhibits

                    99 Press Release dated July 26, 2006.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYMBION, INC.



Date: July 26, 2006                         By: /s/ Kenneth C. Mitchell
                                                --------------------------------
                                                Kenneth C. Mitchell
                                                Chief Financial Officer and
                                                Senior Vice President of Finance







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                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
-------         -----------------------

  99            Press release dated July 26, 2006.